UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2020

Ascendant Digital Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39405	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

667 Madison Avenue

5th Floor

New York, New York 10065

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 209-6126

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	ACND.U	The New York Stock Exchange

Class A ordinary shares, par value $0.0001 par value	ACND	The New York Stock Exchange

Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	ACND WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 28, 2020, Ascendant Digital Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 41,400,000 units (the “Units”), including the issuance of 5,400,000 Units as a result of the underwriters’ exercise of their over-allotment option in full. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $414,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-239623) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on July 2, 2020, as amended (the “Registration Statement”):

•

An Underwriting Agreement, dated July 23, 2020, by and between the Company and UBS Securities LLC, as representative of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•

A Warrant Agreement, dated July 23, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•

A Letter Agreement, dated July 23, 2020 (the “Letter Agreement”), by and among the Company, its executive officers, its directors, its advisory board members and the Company’s sponsor, Ascendant Sponsor LP (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•

An Investment Management Trust Agreement, dated July 23, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•

A Registration Rights Agreement, dated July 23, 2020, by and among the Company, the Sponsor, NEXON Co. Ltd., the Company’s independent directors and members of the Company’s advisory board, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•

A Private Placement Warrants Purchase Agreement, dated July 23, 2020, by and between the Company and the Sponsor (the “Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	An Administrative Services Agreement, dated July 23, 2020, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of 10,280,000 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $10,280,000. The Private Placement Warrants are identical to the Warrants included as part of the Units sold in the IPO, except that the Private Placement Warrants, so long as they are held by the Sponsor or its permitted transferees, (i) are not be redeemable by us (except in certain circumstances when the Warrants are called for redemption and a certain price per Class A Ordinary Share threshold is met), (ii) may not (including the Class A ordinary shares issuable upon exercise of these warrants), subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of our initial business combination, (iii) may be exercised by the holders on a cashless basis and (iv) are entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 23, 2020, in connection with the IPO, Diane Nelson, Mickie Rosen, Michael Jesselson and Robert Foresman were appointed to the board of directors of the Company (the “Board”). Effective July 23, 2020, Ms. Rosen and Messrs. Jesselson and Foresman were appointed to the Board’s Audit Committee, Messrs. Foresman and Jesselson were appointed to the Board’s Compensation Committee and Ms. Nelson, Ms. Rosen and Mr. Jesselson were appointed to the Board’s Nominating and Corporate Governance Committee with Mr. Jesselson serving as chair of the Audit Committee, Mr. Foresman serving as chair of the Compensation Committee and Ms. Nelson serving as chair of the Nominating and Corporate Governance Committee.

Following the appointment of Ms. Nelson, Ms. Rosen and Messrs. Foresman and Jesselson, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consists of Mr. Foresman and Ms. Rosen and will expire at the Company’s first annual meeting of shareholders; the term of office of the second class of directors, Class II, consists of Mr. Jesselson and Ms. Nelson and will expire at the Company’s second annual meeting of shareholders; and the term of office of the third class of directors, Class III, consists of Messrs. Gerhard, Gomberg and Hodgson and will expire at the Company’s third annual meeting of shareholders.

On July 23, 2020, in connection with their appointments to the Board, each of the members of the Board entered into the Letter Agreement as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.5 to the Registration Statement.

Prior to the IPO, on May 29, 2020, the Sponsor surrendered 1,437,500 Class B ordinary shares, par value $0.0001 per share (the “founder shares”) to the Company for cancellation for no consideration. On June 26, 2020, the Company effected a share capitalization of 1,437,500 founder shares, resulting in the Sponsor holding 8,625,000 founder shares. In July 2020, our Sponsor transferred an aggregate of 180,000 founder shares to certain members of the Board and the Company’s advisory board, resulting in our Sponsor holding 8,445,000 founder shares. On July 23, 2020, the Company effected a share capitalization of 1,725,000 founder shares, resulting in our Sponsor holding 10,170,000 founder shares.

Other than the foregoing, each of Messrs. Nelson, Rosen, Jesselson and Foresman is not party to any arrangement or understanding with any person pursuant to which he was appointed as director, nor is he party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.5 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On July 23, 2020, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $414,000,000, comprised of $403,720,000 of the proceeds from the IPO (which amount includes $14,490,000 of the underwriters’ deferred discount) and $8,280,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes and up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Class A Ordinary Shares included in the Units sold in the IPO (the “public shares”) properly submitted in connection with a shareholder vote to amend the Company’s Amended Charter (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if it does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity or (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On July 23, 2020, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On July 28, 2020, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 23, 2020, by and between the Company and UBS Securities LLC, as representative of the underwriters.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated July 23, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated July 23, 2020, by and among the Company, its executive officers, its directors, its advisory board members and Ascendant Sponsor LP.

10.2	Investment Management Trust Agreement, dated July 23, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated July 23, 2020, by and among the Company, Ascendant Sponsor LP, the Company’s independent directors and the Company’s advisory board.

10.4	Private Placement Warrants Purchase Agreement, dated July 23, 2020, by and between the Company and Ascendant Sponsor LP.

10.5	Administrative Services Agreement, dated July 23, 2020, by and between the Company and Ascendant Sponsor LP.

99.1	Press Release, dated July 23, 2020.

99.2	Press Release, dated July 28, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENDANT DIGITAL ACQUISITION CORP.

By:	/s/ Mark Gerhard
Name: Mark Gerhard
Title: Chief Executive Officer

Dated: July 28, 2020